UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2016

Xtant Medical Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 14, 2016 (the “Closing Date”), Xtant Medical Holdings, Inc. (the “Company”), ROS Acquisition Offshore LP (“ROS”) and Orbimed Royalty Opportunities II, LP (“Orbimed” and together with ROS, the “Counterparty”) entered into a Securities Purchase Agreement (the “SPA”) with the Counterparty and certain related documents (collectively, the “Transaction Documents”), as more fully described below.

Securities Purchase Agreement

Pursuant to the SPA, the Counterparty agreed to purchase from the Company a new series of 6% Convertible Senior Notes Due 2021 in the aggregate original principal amount of up to $2,238,166.45 (each, a “Note” and, collectively, the “Notes”). The Notes are convertible into the Company’s common stock, $0.000001 par value per share (the “Common Stock”) at a conversion price of $2.90 per share, and mature on July 15, 2021 (the “Maturity Date”) in accordance with the terms and conditions of the Notes, as more fully described below.

The Company issued the following Notes on the Closing Date:

•	A Note in the aggregate original principal amount of $1,428,552.78 to ROS (the “ROS Convertible Note”) and ROS paid to the Company $1,428,552.78 in exchange therefor; and
•	A Note in the aggregate original principal amount of $809,613.67 to Orbimed (the “Orbimed Convertible Note”) and Orbimed paid to the Company $809,613.67 in exchange therefor.

The SPA contains customary representations, warranties and covenants.

The Notes

As set forth above, on the Closing Date, the Company issued to ROS and Orbimed, the ROS Convertible Note and the Orbimed Convertible Note, respectively.

Interest under the Notes accrues at a rate of 6% per year and will be paid semi-annually in arrears through the addition of the amount of such interest to the then outstanding principal amount. Upon a default for failure to pay any amount due under the Notes, interest will accrue at a rate equal to 6.00% per annum plus 100 basis points.

Pursuant to the Notes, if a fundamental change occurs at any time prior to the Maturity Date, the Counterparty may require the Company to repurchase the Note at a price equal to 100% of the principal amount of the Note, plus accrued and unpaid interest. Fundamental changes under the Notes include, among others: a change in control of more than 50% of the voting power of the Company’s common equity; a sale of substantially all of the consolidated assets of the Company; any transaction where all of the Company’s common stock is exchanged for the right to receive other securities; and if the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company.

The Counterparty may cause the redemption and acceleration of a Note upon any event of default by the Company. Events of default under the Notes include, among others, a failure by the Company to pay principal and interest on a Note when due; a failure by the Company to give a fundamental change notice when due; failure by the Company to convert a Note upon proper notice by the Counterparty; an acceleration of any other indebtedness of the Company in excess of $1 million; a bankruptcy of the Company; a judgment against the Company in excess of $1 million; and a material breach by the Company of a covenant or other term or condition in a Note.

The Notes are convertible at the Counterparty’s election into shares of the Company’s Common Stock at a conversion price of $2.90 per share at any time prior to the close of business on the second business day immediately preceding the Maturity Date.

Registration Rights Agreement

In connection with the offering of the Notes and certain requirements in the SPA, on the Closing Date, the Company, ROS and Orbimed, entered into the Registration Rights Agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company will file a shelf registration statement providing for the registration of the offer and sale of the Notes by the Counterparty and will use its best efforts to cause such shelf registration statement to become effective no later than the 180th day after the Closing Date. The Company agrees to use its best efforts to keep the shelf registration statement continuously effective in order to permit the related prospectus to be usable by the counterparty from the date the shelf registration statement becomes effective until the earlier of (i) the 60th trading day following the Maturity Date or (ii) the date upon which there are no longer any outstanding registrable securities.

Amendment to Amended and Restated Credit Agreement

In connection with the offering of the Notes and certain requirements in the SPA, on the Closing Date, the Company, ROS and Orbimed, entered into the Amendment to Amended and Restated Credit Agreement (the “Amendment”), which amended its existing Amended and Restated Credit Agreement, which is referred to herein as the “Facility.” The Amendment modifies the Facility by replacing the terms “Convertible Notes” and “Convertible Notes Documents” in order for such terms to contain the Notes.

The foregoing descriptions of the SPA, the Notes, the Registration Rights Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the SPA, the Notes, the Registration Rights Agreement and the Amendment, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated by reference herein.

Item 2.03 Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated April 14, 2016, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.2	Convertible Promissory Note, dated April 14, 2016, made by Xtant Medical Holdings, Inc. in favor of ROS Acquisition Offshore LP.

10.3	Convertible Promissory Note, dated April 14, 2016, made by Xtant Medical Holdings, Inc. in favor of OrbiMed Royalty Opportunities II, LP.

10.4	Registration Rights Agreement, dated April 14, 2016, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.5	Amendment to Amended and Restated Credit Agreement, dated as of April 14, 2016, by and among Bacterin International, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2016
XTANT MEDICAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated April 14, 2016, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.2	Convertible Promissory Note, dated April 14, 2016, made by Xtant Medical Holdings, Inc. in favor of ROS Acquisition Offshore LP.

10.3	Convertible Promissory Note, dated April 14, 2016, made by Xtant Medical Holdings, Inc. in favor of OrbiMed Royalty Opportunities II, LP.

10.4	Registration Rights Agreement, dated April 14, 2016, among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.5	Amendment to Amended and Restated Credit Agreement, dated as of April 14, 2016, by and among Bacterin International, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.